EP Latin America Fund Class I: EPWIX
Summary Prospectus	July 19, 2013

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus and Statement of Additional Information and other information about the Fund online at www.europacificfunds.com/invest.html.  You may also obtain this information at no cost by calling 1-888-558-5851 or by sending an e-mail request to info@europacificfunds.com. The Fund's Prospectus and Statement of Additional Information, both dated July 16, 2013, as each may be amended or supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Fund’s investment objective is long term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class I Shares
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed)	2.00%
Wire fee	$20
Overnight check delivery fee	$15
Retirement account fees (annual maintenance and redemption requests)	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of your investment)
Management fees	1.15%
Distribution (Rule 12b-1) fees	None
Other expenses	2.43%
Total annual fund operating expenses	3.58%
Fee waiver and/or expense reimbursements1	(2.08%)
Total annual fund operating expenses after fee waiver and/or expense reimbursement1	1.50%

1
The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any acquired fund fees and expenses, interest, taxes, dividend and interest expense on short positions, brokerage commissions and extraordinary expenses such as litigation expense) do not exceed 1.50% of average daily net assets of the Fund.  This agreement is in effect until March 1, 2015, and it may be terminated before that date only by the Trust’s Board of Trustees.  The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it reimbursed for three years from the date of any such waiver or reimbursement.

Example
This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class I Shares	$153	$904	$1,677	$3,708

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the period from November 1, 2011 (commencement date) to October 31, 2012, the Fund’s portfolio turnover rate was 104% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in equity securities of Latin American companies.  The Fund will invest in large-, mid-, and small-capitalization companies. The Fund considers Latin America to include Mexico, Central America and South America. The Fund considers a company to be a Latin American company if the company  derives at least 50% of its revenues or profits from business activities in Latin America. There are no limits on the geographic allocation of the Fund’s investments within Latin America. The Fund’s sub-advisor, however, anticipates that a substantial portion of the Fund’s investments will be in companies in Brazil, Mexico, Argentina, Colombia, Peru and Chile. The Fund’s equity investments include common stock, preferred stock, and warrants. The Fund may also invest in American depository receipts ("ADRs"), which are certificates issued by U.S. banks representing specified numbers of shares (or one share) in foreign stocks, that are traded on U.S. exchanges.  The Fund is a "non-diversified" fund, which means that the securities laws do not limit the percentage of its assets that it may invest in any one company (subject to certain limitations under the Internal Revenue Code).

In selecting the Fund's investments, the Fund's sub-advisor uses bottom-up fundamental analysis that aims to identify growing but stable companies trading at attractive valuations relative to anticipated growth in revenue and earnings. Prior to making an investment, the sub-advisor considers factors including, but not limited to: financial statement analysis; quality of management; insider ownership; perceived soundness of the business strategies; ability to sustain a competitive advantage; liquidity; and valuation relative to expected growth.

Principal Risks of Investing
The Fund’s principal risks are mentioned below.  Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause investors to lose money.

Market Risk. The Fund’s share price may be affected by sudden declines in the market value of an investment, or by an overall decline in the stock market. In addition, the Fund’s investments may underperform particular sectors of the equity market or the equity market as a whole.

Equity Securities Risk.  The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.  The stock market has been subject to significant volatility recently which has increased the risk associated with an investment in the Fund.

Foreign Investment Risk.  Foreign investment risks include foreign security risk, foreign currency risk and foreign sovereign risk.  The prices of foreign securities may be more volatile than those of U.S. securities because of unfavorable economic conditions, political developments, and changes in the regulatory environment of foreign countries.  Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. The Fund’s investments in securities denominated in foreign currencies are subject to currency risk, which means that the value of those securities can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.  Foreign governments rely on taxes and other revenue sources to pay interest and principal on their debt obligations.  The payment of principal and interest on these obligations may be adversely affected by a variety of factors, including economic results within the foreign country, changes in interest and exchange rates, changes in debt ratings, changing political sentiments, legislation, policy changes, a limited tax base or limited revenue sources, natural disasters, or other economic or credit problems.

Latin America Region Risk. Because the Fund’s investments will be focused in the Latin America region with a focus in Brazil, Mexico, Argentina, Colombia, Peru and Chile, the Fund's performance is expected to be closely tied to social, political, and economic conditions within these countries and may be more volatile than the performance of funds that invest in more developed countries and regions. In addition the economy of each of these countries is generally characterized by high interest, inflation, and unemployment rates. Currency fluctuations or devaluations in any country can have a significant effect on the entire region. Because commodities such as agricultural products, minerals, oil, and metals represent a significant percentage of exports of many Latin American countries, the economies of those countries are particularly sensitive to fluctuations in commodity prices, currencies and global demand for commodities

Emerging Market Risk. The economies of countries in the Latin America region are generally considered emerging market economies.  Emerging market countries may have less government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed securities markets and legal systems.  In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems than the United States.

Small or Mid-Cap Companies Risk. Investments in securities of small and mid-sized companies may involve greater risks than investing in large capitalization companies, because small and mid-sized companies generally have limited track records and their shares tend to trade infrequently or in limited volumes.

Non-Diversification Risk. The Fund is non-diversified, which means the Fund may focus its investments in the securities of a comparatively small number of issuers. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

Management Risk. The Fund is an actively managed portfolio, and the value of the Fund’s investments may be reduced if the Fund’s sub-advisor pursues unsuccessful investment strategies, fails to correctly identify market risks affecting the broader economy or specific companies in which the Fund invests, or otherwise engages in poor selection of investments for the Fund

Performance
The performance information provided below indicates some of the risks of investing in Class I shares of the Fund.  The bar chart shows changes in the Fund’s performance from year to year of Class A shares.  The table shows the average annual returns of Class A shares of the Fund and also compares the performance of Class A shares of the Fund with the performance of a broad-based market index.  Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  The returns shown in the accompanying bar chart and table are for the Fund’s Class A shares (which are offered in a separate prospectus) because no Class I shares were outstanding as of December 31, 2012.  Class A shares and Class I shares are invested in the same portfolio of securities.  Sales loads are not reflected in the bar chart.  If these amounts were reflected, returns would be less than those shown.  Updated performance information is available on the Fund’s website at www.europacificfunds.com.

Annual Total Return for Class A Shares
For each calendar year at NAV

Highest Calendar Quarter Return at NAV	9.34%	Quarter Ended 12/31/2012
Lowest Calendar Quarter Return at NAV	-13.15%	Quarter Ended 6/30/2012

Average Annual Total Returns for periods ended December 31, 2012	One Year	Since Inception (Annualized) (November 1, 2011)
Class A Shares - Return Before Taxes	3.58%	2.90%
Class A Shares - Return After Taxes on Distributions*	3.58%	2.90%
Class A Shares - Return After Taxes on Distributions and Sale of Fund Shares*	2.54%	2.54%
MSCI EM Latin America Index (does not reflect deduction for fees, expenses or taxes)	5.43%	1.07%

*
After-tax returns are calculated using the historical highest individual federal marginal income tax rate and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  After-tax returns for classes other than Class A will vary from returns shown for Class A.

Investment Advisor and Sub-Advisor
Euro Pacific Asset Management, LLC (the “Advisor”) is the Fund’s investment advisor.  New Sheridan Advisors, Inc. (the “Sub-advisor”) is the Fund’s sub-advisor.

Portfolio Managers
Russell Hoss, CFA, President and Portfolio Manager, and Richard Hoss, Portfolio Manager, each of the Sub-advisor, have been the portfolio managers of the Fund since its inception on November 1, 2011.

Purchase and Sale of Fund Shares
To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Direct Regular Accounts	$15,000	$2,500
Direct Retirement Accounts	$15,000	$2,500
Automatic Investment Plan	$15,000	$2,500
Gift Account For Minors	$15,000	$2,500

Fund shares are redeemable on any business day by written request or by telephone.

Tax Information
The Fund’s distributions are generally taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Shareholders investing in such tax-deferred accounts may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.